SUPPLEMENT DATED AUGUST 20, 2026

TO THE SUMMARY PROSPECTUS AND PROSPECTUS DATED OCTOBER 30, 2025, AS AMENDED

PRUDENTIAL JENNISON MID-CAP GROWTH FUND, INC.

PGIM JENNISON MID-CAP GROWTH FUND

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

Effective October 30, 2026, the PGIM Jennison Mid-Cap Growth Fund’s (the “Fund”) investment strategy as described in the Fund’s summary prospectus and prospectus will be revised as described below.

Currently, the Fund’s subadviser normally invests at least 80% of the Fund's investable assets in equity and equity-related securities of medium-sized companies with the potential for above-average growth. The term “investable assets” refers to the Fund’s net assets plus any borrowings for investment purposes. The Fund’s investable assets will be less than its total assets to the extent that it has borrowed money for non-investment purposes, such as to meet anticipated redemptions. The Fund considers medium-sized companies to be those with market capitalizations that are within the market capitalization range of the Russell Midcap Index. Market capitalization is measured at the time of purchase.

In accordance with recent regulatory requirements, to provide a description of the Fund’s “Mid-Cap Growth” characteristics, effective October 30, 2026, the Fund’s investment strategy will be to invest, under normal circumstances, at least 80% of its net assets (plus any borrowings for investment purposes) in equity and equity-related securities of mid-cap companies with growth characteristics. For purposes of the Fund’s 80% investment policy, the Fund considers mid-cap companies to be those companies with market capitalizations within the market capitalization range of the Russell Midcap Index. The Fund considers a company to have growth characteristics if (i) the company’s securities are represented on any growth index, or (ii) the subadviser believes the company’s underlying metrics, including, but not limited to, price to earnings ratio, price to book ratio and/or price to free cash flow ratio, indicate that the company could experience sales or earnings growth, or high returns on equity and assets. The Fund may invest in equity securities of companies with market capitalizations outside those of the Russell Midcap Index, consistent with its 80% investment policy.

This Supplement is dated August 20, 2026.

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